February 1, 2010 as amended May 1, 2010

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN or by sending an e-mail request to prospectus@franklintempleton.com. The Fund's prospectus and statement of additional information, both dated February 1, 2010, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Class A	Class B	Class C	Class R	Advisor Class
FKDNX	FDNBX	FDYNX	Pending	Pending

Franklin Custodian Funds	SUMMARY PROSPECTUS
Franklin DynaTech Fund

Investment Goal

Capital appreciation.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $50,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 103 in this Prospectus and under “Buying and Selling Shares” on page 41 of the Fund’s statement of additional information. In periods of market volatility, assets may decline significantly, causing total annual fund operating expenses to become higher than the numbers shown in the table below.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A	Class B1	Class C	Class R	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None	4.00%	1.00%	None	None

1. New or additional investments into Class B are no longer permitted.

ANNUAL FUND OPERATING EXPENSES	(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class R1	Advisor Class
Management fees[2]	0.51%	0.51%	0.51%	0.51%	0.51%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.50%	None
Other expenses	0.41%	0.41%	0.41%	0.41%	0.41%
Acquired fund fees and expenses[3]	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual Fund operating expenses	1.18%	1.93%	1.93%	1.43%	0.93%
Management fee reduction[2]	-0.01%	-0.01%	-0.01%	-0.01%	-0.01%
Total annual Fund operating expenses after fee waiver2, [3]	1.17%	1.92%	1.92%	1.42%	0.92%

1. The Fund began offering Class R shares on December 1, 2008. Total Annual Fund Operating Expenses are annualized.

2. The investment manager and administrator have agreed in advance to reduce their fees as a result of the Fund's investment in a Franklin Templeton money fund as required by the Fund's board of trustees and an exemptive order of the Securities and Exchange Commission.

3. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
If you sell your shares at the end of the period:
Class A	$ 687	$ 925	$ 1,182	$ 1,914
Class B	$ 595	$ 903	$ 1,237	$ 2,048
Class C	$ 295	$ 603	$ 1,037	$ 2,243
Class R	$ 145	$ 449	$ 776	$ 1,702
Advisor Class	$ 94	$ 293	$ 509	$ 1,131
If you do not sell your shares:
Class B	$ 195	$ 603	$ 1,037	$ 2,048
Class C	$ 195	$ 603	$ 1,037	$ 2,243

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund seeks investments primarily in companies which management believes are leaders in innovation, take advantage of new technologies, have superior management, and benefit from new industry conditions in the dynamically changing global economy.

In pursuing these objectives, the fund managers may invest in any economic sector, market capitalization and may invest in companies both inside and outside of the United States.

The manager uses fundamental, bottom-up research to seek companies meeting its criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, the manager looks for companies it believes can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. The manager defines quality companies as those with strong and improving competitive positions in attractive markets. The manager also believes important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. The manager’s valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, the manager considers whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks. Although the investment manager will search for investments across a large number of sectors, it expects to have significant positions in particular sectors.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Stocks   Generally, stocks historically have outperformed other types of investments over the long term, but individual stock prices tend to go up and down more dramatically. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

Sectors   The technology and telecommunications sector has historically been volatile due to the rapid pace of product change and development within the sector. The activities of health care companies may be funded or subsidized by federal and state governments and changes in funding may adversely affect the profitability of these companies. Technology, telecommunications and health care companies may also be affected by legislation or changes in government regulation and policies.

Foreign Securities   Investing in foreign securities, including depositary receipts, typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Midsize Companies   Securities issued by midsize companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development and limited or less developed product lines and markets.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund’s investment manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Growth Style Investing   Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Prices of these companies’ securities may be more volatile than other securities, particularly over the short term.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

CLASS A ANNUAL TOTAL RETURNS

Best Quarter:	Q2'03	16.47%
Worst Quarter:	Q4'08	-23.41%

AVERAGE ANNUAL TOTAL RETURNS (figures reflect sales charges)	For the periods ended December 31, 2009
	1 Year	5 Years	10 Years
Franklin DynaTech Fund - Class A
Return Before Taxes	38.62%	2.06%	0.10%
Return After Taxes on Distributions	38.62%	1.71%	-0.22%
Return After Taxes on Distributions and Sale of Fund Shares	25.10%	1.68%	-0.05%
Franklin DynaTech Fund - Class B	42.05%	2.15%	-0.01%[1]
Franklin DynaTech Fund - Class C	45.03%	2.52%	-0.05%
Franklin DynaTech Fund - Class R	46.82%	2.97%	0.43%
Franklin DynaTech Fund - Advisor Class	47.49%	3.36%	0.74%
Russell Growth 1000 Index (Index reflects no deduction for fees, expenses, or taxes)[2]	37.21%	1.63%	-3.99%
NASDAQ Composite Index (Index reflects no deduction for fees, expenses, or taxes)[3]	45.32%	1.66%	-4.95%
S&P 500® Index (Index reflects no deduction for fees, expenses, or taxes)[3]	26.46%	0.42%	-0.95%
NASDAQ 100 Stock Index (Index reflects no deduction for fees, expenses, or taxes)2, [3]	53.54%	2.79%	-6.66%

1. Since inception February 1, 2000.

2. The Russell 1000 Growth Index is replacing the NASDAQ 100 Stock Index as the Fund's primary benchmark because it better represents the Fund’s portfolio composition.

3. The index shows how the Fund's performance compares to a group of securities that aligns more closely with the Fund's investment strategies.

Historical performance for Class R and Advisor Class shares prior to their inception is based on the performance of Class A shares. Class R and Advisor Class performance has been adjusted to reflect differences in sales charges and 12b-1 expenses (with respect to Class R only) between classes.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

MATTHEW J. MOBERG, CPA   Vice President of Advisers and portfolio manager of the Fund since 2004.

RUPERT H. JOHNSON, JR.   Director of Advisers and portfolio manager of the Fund since its inception (1968).

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our Web site at www.franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. The minimum initial purchase for most accounts is $1,000 (or $50 under an automatic investment plan).

Taxes

The Fund's distributions are generally taxable to you as capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Franklin Templeton Distributors, Inc. One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Franklin DynaTech Fund

Investment Company Act file #811-00537
00070361	108 PSUM 05/10